UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2007

Bionovo, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50073	20-5526892
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5858 Horton Street, Suite 375 Emeryville, California		94608
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (510) 601-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR  240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR  240.13e-4(c))

CURRENT REPORT ON FORM 8-K

BIONOVO, INC.

May 29, 2007

Item 8.01.    Other Events.

On May 29, 2007, Bionovo, Inc. issued a press release announcing that it will be listed and begin trading on the NASDAQ Capital Market under the symbol "BNVI" effective at market open on May 29, 2007. Most recently, Bionovo's common stock traded on the OTC Bulletin Board under the symbol "BNVI." A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

99.1	Press Release issued by Bionovo, Inc. on May 29, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BIONOVO, INC.

Date: May 29, 2007	By: /s/ James P. Stapleton
James P. Stapleton
Chief Financial Officer